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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                      February 5, 1999 (February 2, 1999)
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                              SERVICE EXPERTS, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                   001-13037                        62-1639453
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(State or Other            (Commission File                  (I.R.S. Employer
Jurisdiction of                 Number)                        Identification
 Incorporation)                                                    Number)

                               Six Cadillac Drive
                                    Suite 400
                           Brentwood, Tennessee 37027
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               (Address of principal executive offices) (Zip Code)

                                 (615) 371-9990
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

         Service Experts, Inc., a Delaware corporation (the "Company"), operates residential heating, ventilating and air-conditioning ("HVAC") service and replacement businesses. In connection with the acquisition of HVAC businesses, the Company plans to issue debt securities convertible into shares of its Common Stock, $.01 par value per share, under the Company's shelf registration statement on Form S-4 (File No. 333-12319). The Company is filing this Current Report to file with the Securities and Exchange Commission certain agreements relating to the issuance of such debt securities and a Form of Subordinated Convertible Note to be issued in connection with certain acquisitions.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

                  4.1 Indenture, dated as of February 2, 1999, by the Company to SunTrust Bank, Nashville, N.A., as Trustee

                  4.2 First Supplemental Indenture, dated as of February 2, 1999, by the Company to SunTrust Bank, Nashville, N.A., as Trustee

                  4.3      Form of Subordinated Convertible Note

                  25 Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of SunTrust Bank, Nashville, N.A., pertaining to the Company's Subordinated Convertible Notes









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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SERVICE EXPERTS, INC.


                                         By:  /s/ Anthony M. Schofield
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                                              Anthony M. Schofield
                                              Chief Financial Officer, Secretary
                                              and Treasurer


Date:  February 2, 1999









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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                     DESCRIPTION OF EXHIBITS
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4.1      Indenture, dated as of February 2, 1999, by the Company to SunTrust
         Bank, Nashville, N.A., as Trustee

4.2 First Supplemental Indenture, dated as of February 2, 1999, by the Company to SunTrust Bank, Nashville, N.A., as Trustee

4.3      Form of Subordinated Convertible Note

25 Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of SunTrust Bank, Nashville, N.A., pertaining to the Company's Subordinated Convertible Notes












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